Exhibit 99.1

Digital River Reports Fourth Quarter and Full Year 2012 Financial Results

MINNEAPOLIS--(BUSINESS WIRE)--February 6, 2013--Digital River, Inc. (NASDAQ: DRIV), the revenue growth experts in global cloud commerce, today reported financial results for its fourth quarter and full year 2012.

Fourth Quarter and Full Year Ended Dec. 31, 2012, Financial Results
GAAP Results
In 2012 fourth quarter revenue was $101.3 million, exceeding management’s fourth quarter revenue guidance of $96 to $100 million. For the full year 2012, revenue was $386.2 million, also exceeding full year revenue guidance of $381 to $385 million. In 2011, the company reported fourth quarter revenue of $112 million and full year revenue of $398.1 million.

In 2012, the company reported a GAAP net loss of $200.1 million, or $6.11 per share, for the fourth quarter, and a GAAP net loss of $195.9 million, or $5.90 per share, for the full year. The net loss includes a non-cash goodwill impairment charge of $161.1 million net of tax and a non-cash valuation allowance against deferred tax assets of $43.5 million. The goodwill impairment and tax valuation allowance were both non-cash charges and are not expected to impact future company performance. In 2011, the company reported GAAP net income of $4.3 million, or $0.12 per diluted share, in the fourth quarter, and GAAP net income of $17.2 million, or $0.46 per diluted share, for the full year.

Non-GAAP Results
In 2012 on a non-GAAP basis, which excludes the non-cash goodwill impairment and tax valuation allowance, the company reported net income of $11.2 million, or $0.31 per diluted share, in the fourth quarter, and $35.9 million, or $1.02 per diluted share, for the full year. In 2011, the company reported non-GAAP net income of $17.7 million, or $0.45 per diluted share, in the fourth quarter, and non-GAAP net income of $45.6 million, or $1.15 per diluted share, for the full year.

“Our fourth quarter revenue and non-GAAP earnings performance was in line with our expectations,” said Tom Madison, Digital River’s chairman and interim CEO. “We continue to focus the organization on initiatives that drive revenue for clients. In addition during the quarter, we divested some non-core assets, reduced expenses in certain areas, as well as repurchased some of our outstanding convertible debt and common stock. In early January, we also completed our acquisition of LML Payment Systems. We plan to accelerate growth across our payments solution this year as we extend LML’s services to Europe and other geographies.”

Madison continued, “During 2013, we’ll be making some important investments to advance our technology toward an even more modular, cloud-based service, which is where we see the market moving. We believe these investments will solidify the foundation we need to return to increasing top-line growth in the future.”

During the quarter, the company repurchased approximately $44 million of its two percent, 2010 convertible notes in open market transactions. Additionally, the company repurchased approximately $2.4 million of common stock.

First Quarter 2013 Guidance
Management’s forward-looking financial expectations for the first quarter of 2013 are as follows:

  Revenue, ranging from $101 to $104 million;
  GAAP EPS, ranging from a loss of $0.14 to a loss of $0.09 per share, using a 17 percent tax rate; and
  Non-GAAP EPS, ranging from $0.18 to $0.22 per diluted share, using a 21 percent tax rate.

A detailed table providing a reconciliation of the company’s GAAP and non-GAAP earnings guidance estimates can be found accompanying this press release.

Digital River will hold a conference call today at 4:45 p.m. EST to discuss fourth quarter and full year 2012 financial results. A live webcast of Digital River’s earnings conference call can be accessed on the Investor Relations section of its corporate website. Alternatively, a live broadcast of the call may be heard by using conference ID #87094625 and dialing +1 (408) 427-3861. A webcast replay of the call will be archived on Digital River’s corporate website.

About Digital River, Inc.
Digital River, Inc., the revenue growth experts in global cloud commerce, builds and manages online businesses for software and game publishers, consumer electronics manufacturers, distributors, online retailers and affiliates. Its multi-channel commerce solution, which supports both direct and indirect sales, is designed to help companies of all sizes maximize online revenues as well as reduce the costs and risks of running a global commerce operation. The company’s comprehensive platform offers site development and hosting, order management, global payments, cloud-based billing, fraud management, export controls, tax management, physical and digital product fulfillment, multi-lingual customer service, advanced reporting and strategic marketing services.

Founded in 1994, Digital River is headquartered in Minneapolis with offices across the U.S., Asia, Europe and South America. For more details about Digital River, visit the corporate website, call +1 952-253-1234, or follow the company on Twitter.

Non-GAAP Net Income Calculation
Digital River’s non-GAAP net income (loss) is computed by adjusting GAAP pre-tax income as reported on the company’s statement of operations by adding back amortization of acquisition-related intangibles, stock-based compensation expense, intangible impairments, restructuring costs, litigation settlements, acquisition and integration costs, unrealized investment gain or loss, and goodwill impairments, net of a 21 percent tax rate. Non-GAAP diluted earnings per share is calculated using the “if-converted” method with respect to the issuance of the company’s 2004 and 2010 convertible notes, which includes shares reserved upon conversion of 199,828 and 6,128,581, respectively. In computing non-GAAP diluted earnings per share, adjust non-GAAP net income to add back debt interest and issuance cost amortization expenses, net of the tax benefit, and then divide this amount by fully diluted shares outstanding. This amount, representing the fully diluted earnings computation, is selected to represent non-GAAP diluted earnings per share for each period presented. To provide further clarity, a detailed reconciliation on the comparability of the GAAP and non-GAAP data has been provided in table form following the financial statements accompanying this release.

Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding the company’s anticipated future growth and future financial performance, as well as statements containing the words “anticipates,” “believes,” “plans,” “will,” “expects,” or “guidance” and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the company, or industry results, to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the company’s operating history and variability of operating results; competition in the commerce market; challenges associated with international expansion; our ability to successfully complete senior management succession plans; the variability of foreign exchange rates; any breach or compromise of the company’s security systems; our ability to successfully manage our business while undertaking significant internal investments; our ability to execute upon our payments strategy and expand our business in this sector; our ability to achieve favorable tax rates in our international operations; and other risk factors referenced in the company’s public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended Dec. 31, 2011. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Digital River’s most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time-to-time.

The forward-looking statements for fiscal 2013 reflect management’s expectations as of Feb. 6, 2013. Results may be materially affected by many factors, such as changes in global conditions in the financial services markets and consumer spending, fluctuations in foreign currency rates, the rate of growth of online commerce and the Internet, progress with key partners and other factors. The guidance assumes, among other things, that there are no changes to stock-based compensation expense and anticipated tax rates. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management's analysis only as of the date hereof. The company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Digital River is a registered trademark of Digital River, Inc. All other trademarks and registered trademarks are trademarks of their respective owners.

Digital River, Inc.
Fourth Quarter Results
(In thousands, except share data)
Subject to reclassification

Consolidated Balance Sheets	(Unaudited)
	December 31,	December 31,
	2012	2011
Assets
Current assets
Cash and cash equivalents	$542,851	$497,193
Short-term investments	162,794	223,349
Accounts receivable, net of allowance of $5,400 and $4,613	60,656	64,811
Deferred tax assets	457	8,532
Prepaid expenses and other	33,714	35,719
Total current assets	800,472	829,604
Property and equipment, net	53,265	51,537
Goodwill	108,960	281,858
Intangible assets, net of accumulated amortization of $91,059 and $85,542	11,718	18,324
Long-term investments	71,735	99,047
Deferred income taxes	1,724	21,433
Other assets	4,342	8,973
Total assets	$1,052,216	$1,310,776
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$205,377	$243,410
Accrued payroll	11,630	17,523
Deferred revenue	13,426	8,633
Other accrued liabilities	51,640	42,577
Total current liabilities	282,073	312,143
Non-current liabilities
Convertible senior notes	309,909	353,805
Other liabilities	18,236	12,556
Total non-current liabilities	328,145	366,361
Total liabilities	610,218	678,504
Stockholders' equity
Preferred stock, $.01 par value; 5,000,000 shares authorized; no shares issued or outstanding	-	-
Common stock, $.01 par value; 120,000,000 shares authorized; 48,941,402 and 47,248,765 shares issued	489	472
Treasury stock at cost; 13,581,889 and 11,741,310 shares	(368,721)	(340,946)
Additional paid-in capital	737,500	708,941
Retained earnings	75,900	271,769
Accumulated other comprehensive loss	(3,170)	(7,964)
Stockholders' equity	441,998	632,272
Total liabilities and stockholders' equity	$1,052,216	$1,310,776

Digital River, Inc.
Fourth Quarter Results
(Unaudited, in thousands, except per share amounts)
Subject to reclassification

Consolidated Statements of Operations

	Three months ended		Twelve months ended
	December 31,		December 31,
	2012	2011	2012	2011
Revenue	$101,335	$112,024	$386,222	$398,140
Costs and expenses (exclusive of depreciation and amortization expense shown separately below):
Direct cost of services	2,990	3,809	12,661	15,491
Network and infrastructure	14,459	12,327	53,562	49,433
Sales and marketing	41,403	44,831	162,201	162,564
Product research and development	16,414	16,355	63,510	66,862
General and administrative	19,552	11,729	58,383	43,093
Goodwill impairment	175,241	-	175,241	-
Depreciation and amortization	5,049	5,550	20,307	22,207
Amortization of acquisition-related intangibles	1,766	11,529	7,067	18,040
Total costs and expenses	276,874	106,130	552,932	377,690
Income (loss) from operations	(175,539)	5,894	(166,710)	20,450
Interest income	912	1,307	3,820	6,100
Interest expense	(2,212)	(2,254)	(8,968)	(9,018)
Other income (expense), net	4,669	(1,948)	4,796	(1,921)
Income (loss) before income taxes	(172,170)	2,999	(167,062)	15,611
Income tax expense (benefit)	27,901	(1,340)	28,806	(1,556)
Net income (loss)	$(200,071)	$4,339	$(195,868)	$17,167

Net income (loss) per share - basic	$(6.11)	$0.12	$(5.90)	$0.47
Net income (loss) per share - diluted	$(6.11)	$0.12	$(5.90)	$0.46
Shares used in per share calculation - basic	32,752	34,757	33,224	36,778
Shares used in per share calculation - diluted	32,752	35,185	33,224	37,510

Calculation of GAAP Diluted Net Income (Loss) Per Share

	Three months ended		Twelve months ended
	December 31,		December 31,
	2012	2011	2012	2011
GAAP net income (loss)	$(200,071)	$4,339	$(195,868)	$17,167
Add back debt interest expense and issuance cost amortization, net of tax benefit	-	19	-	78
Adjusted net income (loss) for GAAP EPS calculation	$(200,071)	$4,358	$(195,868)	$17,245

Net income (loss) per share - diluted	$(6.11)	$0.12	$(5.90)	$0.46
Shares used in per share calculation - diluted	32,752	35,185	33,224	37,510

Digital River, Inc.
Fourth Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Consolidated Statements of Cash Flows
	Twelve months ended
	December 31,
	2012	2011
Operating Activities:
Net income (loss)	$(195,868)	$17,167
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of acquisition-related intangibles	6,832	8,689
Provision for doubtful accounts	2,031	1,317
Depreciation and amortization	20,307	22,207
Impairment of goodwill	175,241	-
Impairment of intangibles	235	9,351
Debt issuance cost amortization	1,953	1,986
Loss on sale of equipment	85	-
Gain on investment	(3,178)	-
Gain on business divestiture	(246)	-
Stock-based compensation expense	29,517	22,114
Excess tax benefits from stock-based compensation	(505)	(1,985)
Deferred and other income taxes	23,349	(2,649)
Impairment of equity investment	-	2,198
Change in operating assets and liabilities (net of acquisitions):
Accounts receivable	2,715	(15,292)
Prepaid and other assets	(8,392)	2,635
Accounts payable	(40,333)	57,162
Deferred revenue	8,265	(1,782)
Income tax payable	10,948	(4,061)
Other accrued liabilities	5,884	(24,289)
Net cash provided by (used in) operating activities	38,840	94,768

Investing Activities:
Purchases of investments	(98,658)	(254,536)
Sales of investments	185,750	213,302
Cash received (paid) for cost method investments	2,700	(9,490)
Cash received from divestitures	500	-
Purchases of equipment and capitalized software	(22,035)	(23,860)
Net cash provided by (used in) investing activities	68,257	(74,584)

Financing Activities:
Debt issuance costs	-	(342)
Repurchase of senior convertible notes	(43,896)	-
Exercise of stock options	1,567	364
Sales of common stock under employee stock purchase plan	2,552	2,466
Repurchase of common stock	(22,667)	(79,758)
Repurchase of restricted stock to satisfy tax withholding obligation	(5,108)	(5,992)
Excess tax benefits from stock-based compensation	505	1,985
Net cash provided by (used in) financing activities	(67,047)	(81,277)
Effect of exchange rate changes on cash	5,608	(6,800)
Net increase (decrease) in cash and cash equivalents	45,658	(67,893)
Cash and cash equivalents, beginning of period	497,193	565,086
Cash and cash equivalents, end of period	$542,851	$497,193

Cash paid for interest on convertible senior notes	$7,123	$7,010
Cash paid for income taxes	$3,272	$5,085

Digital River, Inc.
GAAP to non-GAAP Reconciliations
(Unaudited, in thousands, except per share amounts)
UTILIZING 21% EFFECTIVE INCOME TAX RATE

					Twelve months
	Three months ended				ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2011	2011	2011	2011	2011

GAAP pre-tax income	$8,885	$140	$3,587	$2,999	$15,611
Add back amortization of acquisition-related intangibles	2,122	2,205	2,184	11,529	18,040
Add back stock-based compensation expense	4,955	5,731	5,549	5,879	22,114
Add back unrealized investment gain/loss	-	-	-	1,995	1,995
Subtotal	15,962	8,076	11,320	22,402	57,760
Income tax expense @ 21%	3,352	1,696	2,377	4,705	12,130
Non-GAAP net income	12,610	6,380	8,943	17,697	45,630

Add back debt interest expense and issuance cost amortization, net of tax benefit	1,420	20	1,413	1,413	5,659
Adjusted net income for non-GAAP EPS calculation	$14,030	$6,400	$10,356	$19,110	$51,289

Non-GAAP net income per share - diluted	$0.31	$0.17	$0.23	$0.45	$1.15

Shares used in per share calculation - diluted	45,276	38,181	44,821	42,207	44,532

					Twelve months
	Three months ended				ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2012	2012	2012	2012	2012
GAAP pre-tax income (loss)	$5,777	$762	$(1,431)	$(172,170)	$(167,062)
Add back amortization of acquisition-related intangibles	1,849	1,743	1,709	1,766	7,067
Add back stock-based compensation expense	5,961	6,231	6,063	11,262	29,517
Add back restructuring related costs	395	49	73	1,508	2,025
Add back litigation settlement related costs	-	-	750	-	750
Add back acquisition and integration costs	-	-	622	175	797
Add back unrealized investment loss (gain)	-	-	627	(3,568)	(2,941)
Add back goodwill impairment	-	-	-	175,241	175,241
Subtotal	13,982	8,785	8,413	14,214	45,394
Income tax expense @ 21%	2,936	1,845	1,767	2,985	9,533
Non-GAAP net income	11,046	6,940	6,646	11,229	35,861

Add back debt interest expense and issuance cost amortization, net of tax benefit	1,409	1,412	1,414	1,382	5,617
Adjusted net income for non-GAAP EPS calculation	$12,455	$8,352	$8,060	$12,611	$41,478

Non-GAAP net income per share - diluted	$0.30	$0.20	$0.20	$0.31	$1.02

Shares used in per share calculation - diluted	41,032	40,783	40,172	40,163	40,719

Breakdown of stock-based compensation expense
					Twelve months
	Three months ended				ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2012	2012	2012	2012	2012
Direct cost of services	$60	$58	$26	$41	$185
Network and infrastructure	364	368	408	436	1,576
Sales and marketing	2,168	2,129	1,949	2,037	8,283
Product research and development	735	953	999	998	3,685
General and administrative	2,634	2,723	2,681	7,750	15,788
Total	$5,961	$6,231	$6,063	$11,262	$29,517

Digital River, Inc.
Non-GAAP Guidance
(Unaudited, in millions except per share amounts)

Revenue Guidance Table
	2011 Actual
					Twelve months
	Three months ended				ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2011	2011	2011	2011	2011
Commerce	$74.6	$70.1	$72.5	$89.6	$306.8
Support Business	23.6	22.4	22.9	22.4	91.3
Total Revenue	$98.2	$92.5	$95.4	$112.0	$398.1

	2012 Actual
					Twelve months
	Three months ended				ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2012	2012	2012	2012	2012
Commerce	$82.1	$71.3	$71.7	$82.5	$307.6
Support Business	20.3	19.5	20.0	18.8	78.6
Total Revenue	$102.4	$90.8	$91.7	$101.3	$386.2

	2013 Guidance
	Q1 2013
	Low Guidance	High Guidance
Commerce	$84.2	$86.9
Support Business	16.8	17.1
Total Expected Revenue	$101.0	$104.0

Non-GAAP Guidance Reconciliation
	Q1 2013
	Low Guidance	High Guidance
Expected GAAP net income (loss) per share - diluted	$(0.14)	$(0.09)
Add back amortization of acquisition-related intangibles, net of tax	0.06	0.06
Add back stock-based compensation expense, net of tax	0.16	0.16
Add back restructuring related costs, net of tax	0.07	0.07
Add back litigation settlement related costs, net of tax	-	-
Add back acquisition and integration costs, net of tax	0.02	0.02
Add back unrealized investment loss, net of tax	-	-
Convertible debt dilution impact, net of tax	(0.01)	(0.01)
Tax Variability	0.02	0.01
Expected non-GAAP diluted net income (loss) per share	$0.18	$0.22

CONTACT:
Digital River, Inc.
Investor Relations Contact:
Ed Merritt, 952-225-3362
Vice President, Investor Relations, Treasury
investorrelations@digitalriver.com
or
Media Relations Contact:
Gerri Dyrek, 952-225-3719
Group Vice President, Corporate Communications
gdyrek@digitalriver.com